Sale of Assets	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Sale of Assets

12. Sale of Assets

In December 2010, the Company sold its interest in the development of therapeutic proteins for the treatment of metabolic diseases and certain related rights and fixed assets to Diartis (a related party) under an Asset Purchase Agreement for proceeds of $1.0 million in the form of a note receivable due to the Company on December 31, 2012 with fixed interest rate of 5% per annum. The Company did not recognize the note or the gain on sale at December 31, 2010 because the Company could not conclude with reasonable assurance that this note will be paid when it comes due. In November 2011, the Company distributed this note to the Company’s stockholders in proportion to their ownership interest in the Company on December 30, 2010.